THE VICTORY PORTFOLIOS

Balanced Fund	Fund for Income	Ohio Municipal Money Market Fund
Core Bond Fund	Government Reserves Fund	Prime Obligations Fund
Diversified Stock Fund	Institutional Money Market Fund	Small Company Opportunity Fund
Established Value Fund	Investment Grade Convertible Fund	Special Value Fund
Federal Money Market Fund	National Municipal Bond Fund	Stock Index Fund
Financial Reserves Fund	Ohio Municipal Bond Fund	Tax-Free Money Market Fund
Focused Growth Fund		Value Fund

Supplement dated July 7, 2008 to the

Statement of Additional Information (“SAI”) dated May 5, 2008

The following information amends the SAI and supersedes any information to the contrary therein:

1.              In the “Other Accounts” table in the section entitled “Advisory and Other Contracts — Portfolio Managers,” which begins on p. 65, please replace the entries for the Core Bond Fund, the Fund for Income and the Stock Index Fund with the following:

Fund (Portfolio Management Team)	Number of Other Accounts (Total Assets)(1) as of October 31, 2007	Number of Other Accounts (Total Assets)(1) Subject to a Performance Fee as of October 31, 2007
Core Bond Fund (Mr. Craig E. Ruch)
Other Investment Companies	None	N/A
Other Pooled Investment Vehicles	16 ($1.6 billion)	N/A
Other Accounts	67 ($1.5 billion)	1 ($171.0 million)
Fund for Income (Mr. Ruch and Ms. Heidi Adelman)
Other Investment Companies	None	N/A
Other Pooled Investment Vehicles	16 ($1.5 billion)	None
Other Accounts	67 ($1.5 billion)	1 ($171.0 million)
Stock Index Fund (Mr. Ernest C. Pelaia)
Other Investment Companies	None	N/A
Other Pooled Investment Vehicles	20 ($2.2 billion)	None
Other Accounts	68 ($1.5 billion)	None

2.              The following modifies the section entitled “Advisory and Other Contracts — Portfolio Managers — Compensation,” which begins on p. 68:

The Funds’ portfolio managers may participate either in the Adviser’s long-term incentive plan, the results for which are based on the Adviser’s business results (the “Adviser Incentive Plan”), or may receive options on KeyCorp common stock (the “KeyCorp Incentive Plan”).  Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.  The following portfolio managers participate in the Adviser Incentive Plan: Mr. Babin, Ms. Bush, Mr. Conners, Mr. Danes, Mr. Globits, Mr. Graff, Mr. Janus, Mr. Kaesberg, Ms. Koury, Mr. Miller, Mr. Putman, Ms. Rains, Mr. Sachdeva and Mr. Schmitt.  The following portfolio managers participate in the KeyCorp Incentive Plan: Ms. Adelman, Mr. Dahl, Mr. Kefer, Mr. Maronak, Mr. Pelaia, Mr. Roche, Mr. Ruch and Mr. Toft.

(1)   Rounded to the nearest billion, or million, as relevant.

VP-SAI-SUPP2

In addition to the compensation described above, each of the Diversified Stock Fund’s portfolio managers (Mr. Babin, Mr. Danes and Ms. Rains) and the Core Bond Fund’s portfolio manager (Mr. Ruch) may earn long-term incentive compensation based on a percentage of the incremental, year-over-year growth in revenue to the Adviser attributable to fees paid by all investment companies, other pooled investment vehicles and other accounts that employ strategies similar to those employed by the Diversified Stock Fund and the Core Bond Fund.